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                                                                    EXHIBIT 10.1


                                                                  EXECUTION COPY







                         COMMON STOCK WARRANT AGREEMENT

                                 by and between

                        GREEN TREE FINANCIAL CORPORATION

                                       and

                          LEHMAN COMMERCIAL PAPER INC.




                          Dated as of February 13, 1998
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                         COMMON STOCK WARRANT AGREEMENT


         THIS COMMON STOCK WARRANT AGREEMENT (the "AGREEMENT") is dated as of February 13, 1998 and is by and between GREEN TREE FINANCIAL CORPORATION, a Delaware corporation (the "COMPANY"), and LEHMAN COMMERCIAL PAPER INC., a New York corporation ("LEHMAN"). Capitalized terms used herein and not defined herein shall have the meanings given thereto in the Credit Agreement (as hereinafter defined).


                                    RECITALS


         WHEREAS, concurrently herewith, Green Tree Financial Corp. I, an affiliate of the Company, and Lehman are entering into that certain Asset Assignment Agreement, dated as of February 13, 1998 (the "CREDIT AGREEMENT"), pursuant to which Lehman is lending funds to the Company (the "LOAN"), all as more fully set forth in the Credit Agreement;

         WHEREAS, as partial consideration for Lehman providing the Loan, the Company has agreed to issue and sell warrants (the "WARRANTS") to Lehman entitling Lehman to acquire up to an aggregate of 2,735,688 shares of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK"), which amount constitutes 2% of the outstanding fully diluted Common Stock of the Company as of the date hereof (and as such aggregate number of shares may after the date hereof be adjusted from time to time in any manner pursuant to this Agreement, and the Common Stock or any security substituted for the Common Stock issuable on exercise of the Warrants being referred to herein as the "WARRANT SHARES"), at an exercise price as specified herein; and

         WHEREAS, the Company has agreed to register the Warrant Shares for public sale under the Securities Act of 1933, as amended (the "ACT"), under certain circumstances, pursuant to a Registration Rights Agreement, dated as of February 13, 1998, by and between the Company and Lehman (the "REGISTRATION RIGHTS AGREEMENT").

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         SECTION 1. WARRANT CERTIFICATE. The certificate evidencing the Warrants (the "WARRANT CERTIFICATE") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto. The

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purchase price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided.

         SECTION 2. EXECUTION OF WARRANT CERTIFICATE. The Warrant Certificate shall be signed on behalf of the Company by its Chairman of the Board, Vice-Chairman of the Board, President, any Vice-President or its Chief Financial Officer (each an "OFFICER") under its corporate seal. Each such signature upon the Warrant Certificate may be in manual form or in the form of a facsimile signature of the present or any future Officer and may be imprinted or otherwise reproduced on the Warrant Certificate and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been an officer, notwithstanding the fact that at the time the Warrant Certificate shall be delivered or disposed of he or she shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificate. In case any officer of the Company who shall have signed the Warrant Certificate shall cease to be such officer before the Warrant Certificate so signed shall have been delivered or disposed of by the Company, such Warrant Certificate nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Company. Warrants shall be dated as of the date of counter-signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

         SECTION 3. WARRANT PRICE. Subject to Section 12, the price at which Warrant Shares shall be purchasable upon exercise of the Warrants (the "EXERCISE PRICE") shall be $22.75 per Warrant Share.

         SECTION 4. REGISTRATION. The Warrants shall be numbered and the Company shall register the Warrant Certificates in a register as each such Warrant Certificate is issued. The Company may deem and treat the registered holder of a Warrant Certificate as the absolute owner thereof for all purposes (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and shall not be affected by any notice to the contrary. The Warrants shall be registered initially in the name of "Lehman Commercial Paper Inc." in such denominations as Lehman may request in writing to the Company. Upon delivery of the initial Warrant concurrently herewith, the Company shall cause to be delivered to Lehman an opinion of counsel to the Company substantially in the form annexed hereto as Exhibit 1.

         SECTION 5. REGISTRATION OF TRANSFERS AND EXCHANGES. The Company shall from time to time register the transfer of Warrant Certificates in a Warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Company. A

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Warrant holder agrees that prior to any proposed transfer of the
Warrant or of the Warrant Shares, if such transfer is not made pursuant to an effective Registration Statement under the Act and any applicable state securities laws, the Warrant holder will deliver to the Company (a) an investment covenant reasonably satisfactory to the Company signed by the proposed transferee, (b) an agreement by such transferee to the impression of the restrictive investment legend set forth in Section 6 on the Warrant or the Warrant Shares, (c) an agreement by such transferee that the Company may place a notation in the stock books of the Company or a "stop transfer order" with any transfer agent or registrar with respect to the Warrant Shares, and (d) an agreement by such transferee to be bound by the provisions of this Section 5 relating to the transfer of such Warrant or Warrant Shares. The Warrant Certificate may be exchanged at the option of the holder thereof, when surrendered to the Company at its office for another Warrant Certificate of like tenor. The Warrant Certificate surrendered for exchange shall be canceled and disposed of by the Company.

         SECTION 6. CERTIFICATES TO BEAR LEGENDS. The Warrant holder agrees that each certificate representing Warrant Shares will bear the following legend:

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         SECTION 7. EXERCISE OF THE WARRANT; TERM. Subject to the terms of this Agreement, the Warrant holder shall have the right from the date of issuance hereof until the later of (i) 5:00 p.m., New York City time, on February 13, 2000, or (ii) 5:00 p.m., New York City time, on the date that is 90 days after the date all amounts due and owing under the Loan have been paid to Lehman and the Loan has been terminated (in either event, the "EXPIRATION DATE") to exercise the Warrants and to receive from the Company the number of fully paid and nonassessable Warrant Shares that the holder may at the time be entitled to receive on exercise of such Warrant and payment of the Exercise Price for such Warrant Shares in accordance herewith. A holder of Warrants wishing to exercise such Warrants shall give written notice (the "EXERCISE NOTICE") to the Company by 10:00 a.m. on any business day by facsimile transmission to the CFO or Treasurer of the Company and make subsequent verbal confirmation of the receipt thereof; PROVIDED, HOWEVER, that the Company shall not be obligated to deliver the Warrant Shares to which the Exercise Notice relates until 72 hours after receipt of the Exercise Notice. If the Warrant is not exercised prior to the Expiration Date it shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. The Warrant may be exercised upon surrender to the Company at its office (the address of which is set forth in Section 17 hereof) of the certificate
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or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc. (the "NASD"), and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company, (ii) through the surrender of debt of the Company having a principal amount equal to the aggregate Exercise Price to be paid (the Company shall pay the accrued interest or dividends on such surrendered debt securities in cash at the time of surrender notwithstanding the stated terms thereof), (iii) by tendering that portion of the Warrants having a fair market value equal to the Exercise Price, or (iv) by any combination of (i), (ii) or (iii). For purpose of clause (iii) above, the fair market value of the Warrant shall be determined as follows: (A) to the extent the Common Stock is publicly traded and listed on the NASDAQ National Market System or a national securities exchange, the fair market value shall be equal to the difference between (1) the Closing Price (as hereafter defined) of the Common Stock on the date of exercise, and (2) the Exercise Price; or (B) to the extent the Common Stock is not publicly traded, or otherwise is not listed on a national securities exchange, the fair market value shall be equal to the value per share as determined in good faith by the Board of Directors of the Company.

         Subject to the provisions of Section 8 hereof, upon such surrender of the Warrant and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch but in no event later than three business days or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate for the number of full Warrant Shares issuable upon the exercise of the Warrant together with cash as provided in Section 14; PROVIDED, HOWEVER, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (l) of Section 12 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of the Warrant and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of the Warrant in the manner described in this sentence together with cash as provided in Section 14. Such certificate shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of the Warrant and payment of the Exercise Price.

         The Warrants shall be exercisable, at the election of the holder(s) thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant Shares will be issued and delivered pursuant to the provisions of this

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Section and of Section 2 hereof. The Warrant Certificate surrendered upon exercise of Warrants shall be canceled and disposed of by the Company.

         SECTION 8. PAYMENT OF TAXES. The Company shall pay all documentary stamp and other taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of the Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of the Warrant Certificate or any certificate for Warrant Shares in a name other than that of the registered holder of the Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver the Warrant Certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         SECTION 9. MUTILATED OR MISSING WARRANT CERTIFICATE. In case the Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor, and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and a reasonable indemnity, if requested. Applicants for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may reasonably prescribe.

         SECTION 10. RESERVATION OF WARRANT SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of any Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of the Warrants. The Company or, if appointed, the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid (each, a "TRANSFER AGENT") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 15 hereof. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 14. Before taking any action which would cause an adjustment pursuant to Section 12 or 13 hereof in the Exercise Rate, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares

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at the Exercise Rate as so adjusted. The Company covenants that all Warrant
Shares that may be issued upon exercise of any Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Company shall have the right to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate and as the holder thereof may agree.

         SECTION 11. OBTAINING STOCK EXCHANGE LISTINGS. Subject to the terms and conditions of the Registration Rights Agreement, the Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

         SECTION 12. ADJUSTMENT OF NUMBER OF WARRANT SHARES ISSUABLE. The number of Warrant Shares issuable upon the exercise of the Warrants (the "EXERCISE RATE") is subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 12 and under the circumstances described in
Section 13. For purposes of this Section 12, "COMMON STOCK" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

         (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company shall (i) pay a dividend on its outstanding Common Stock in shares of Common Stock or make a distribution to all holders of its outstanding Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) make a distribution on its Common Stock in shares of its capital stock other than Common Stock, or (v) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), then the Exercise Rate in effect immediately prior thereto shall be adjusted so that the holder of each Warrant upon exercise thereof shall be entitled to receive the kind and aggregate number of Warrant Shares or other securities of the Company that it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Rate between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Rate of each class of

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capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) ADJUSTMENT FOR RIGHTS ISSUE. If the Company issues any rights, options (other than options granted pursuant to a stock option plan for officers, directors and/or employees of the Company) or warrants entitling any person to subscribe for or purchase Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock at an offering price (or with an initial conversion, exchange or exercise price plus such offering price) per share which is less than the Current Market Price per share of Common Stock on the record date for such issuance (all of the foregoing, "RIGHTS"), the Exercise Rate shall be adjusted so that the Exercise Rate shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase in connection with such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Current Market Price per current share of Common Stock at such record date.

         The adjustment shall be made successively whenever any such Rights are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive the Rights in the case of Rights to be issued to the holders of Common Stock. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Rate shall be readjusted to the Exercise Rate which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such date fixed for determination of shareholders entitled to receive such rights or warrants had not been so fixed.

         (c) ADJUSTMENT FOR OTHER DISTRIBUTIONS. If the Company distributes to all holders of its Common Stock any of its assets (including but not limited to cash), debt securities, preferred stock or any rights, options or warrants to purchase any such securities (other than as contemplated by such section (b) above), the Exercise Rate shall be adjusted so that the Exercise Rate shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock on the record date of such distribution, and of which the denominator shall be the then Current Market Price per share of Common Stock on the record date, less the then fair market value on the record date of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights,

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options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution.

         (d) ADJUSTMENT FOR COMMON STOCK ISSUE. If the Company issues shares of Common Stock (other than shares issued pursuant to a stock option plan for officers, directors and/or employees of the Company) for a consideration per share less than the Current Market Price per share on the date the Company fixes the offering price of such additional shares, the Exercise Rate shall be adjusted so that the Exercise Rate shall be determined by multiplying the number of Warrant Shares therefore purchasable upon the exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of such issuance (including the additional shares of Common Stock being issued) and the denominator of which shall be an amount equal to the sum of (i) the total number of shares of Common Stock outstanding immediately prior to such issuance plus (ii) the number of shares which the aggregate purchase price paid for the issuance would purchase at the Current Market Price per share of Common Stock on the date of issuance.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         This subsection (d) does not apply to (w) any of the transactions described in subsections (a), (b) and (c) of this Section 12, (x) the exercise of the Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock, (y) Common Stock upon the exercise of rights or warrants issued to the holders of Common Stock, (z) Common Stock issued to shareholders of any person that is not affiliated with the Company and that merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger.

         (e) ADJUSTMENT FOR CONVERTIBLE SECURITIES ISSUE. If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this
Section 12) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the Current Market Price per share on the date of issuance of such securities, the Exercise Rate shall be adjusted so that the Exercise Rate shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of each issuance (including the additional maximum number of shares deliverable upon conversion of or in exchange for each security at the initial conversion in exchange rate), and the denominator of which shall be an amount equal to the sum of (i) the total number of shares of Common Stock outstanding immediately prior to such issuance, plus (ii) the number of shares which the aggregate purchase price paid for the issuance could purchase

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at the Current Market Price per share of Common Stock on the date of issuance of such securities.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Exercise Rate shall promptly be readjusted to the Exercise Rate which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

         This subsection (e) does not apply to convertible securities issued to shareholders of any person that is not affiliated with the Company and that merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger.

         (f) CURRENT MARKET PRICE. The current market price per share of Common Stock (the "CURRENT MARKET PRICE") on any date is: (i) if the Common Stock is not registered under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the value of the Common Stock as determined by an independent, nationally recognized investment banking firm experienced in valuation matters chosen by the Company and reasonably satisfactory to the Warrant holder, or (ii) if the Common Stock is registered under the Exchange Act, the average of the daily Closing Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question or, if the Common Stock has been registered for less than 30 consecutive trading days, the average of the daily Closing Prices for all the trading days of the Common Stock. The Closing Price for each day shall be (a) if the Common Stock shall be listed or admitted to trading on the New York Stock Exchange, the closing price on the NYSE - Consolidated Tape (or any successor composite tape reporting transactions on the New York Stock Exchange) or, if such a composite tape shall not be in use or shall not report transactions in the Common Stock, or if the Common Stock shall be listed on a stock exchange other than the New York Stock Exchange, the last reported sales price regular way on the principal national securities exchange on which the Common Stock shall be listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of the Common Stock has been traded during such thirty consecutive business days), or, in either case, if there is no transaction on any such day, the average of the bid and asked prices regular way on such day, or (b) if the Common Stock shall not be listed or admitted to trading on any national securities exchange, the closing price, if reported, or, if the closing price is not reported, the average of the last reported bid price, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or a similar source selected from time to time by the Company for the purpose. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the Current Market Price in good faith on the basis of such quotations.

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         (g) CONSIDERATION RECEIVED. For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 12, the following shall apply: (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith, (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors, based upon the trading prices of publicly traded securities where appropriate (irrespective of the accounting treatment thereof), and described in a resolution of the Board of Directors of the Company, and (iii) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this subsection).

         (h) WHEN DE MINIMIS ADJUSTMENT MAY BE DEFERRED. No adjustment in the Exercise Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section shall be made to the nearest 1/100th of a share.

         (i) WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Common Stock. To the extent the Warrant becomes convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         (j) NOTICE OF ADJUSTMENT. Whenever the Exercise Rate is adjusted, the Company shall provide the notices required by Sections 15 and 17 hereof.

         (k) NOTICE OF CERTAIN TRANSACTIONS. If (i) the Company takes any action that would require an adjustment in the Exercise Rate pursuant to subsections
(a), (b), (c), (d) or (e) of this Section 12; (ii) the Company takes any action that would require a supplemental Warrant Agreement pursuant to subsection (l) of this Section 12; or (iii) there is a liquidation or dissolution of the Company, then the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

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         (l) REORGANIZATION OF COMPANY. If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement. If the issuer of securities deliverable upon exercise of the Warrant under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement. If this subsection (l) applies, subsections (a), (b), (c), (d) and (e) of this
Section 12 do not apply.

         (m) WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED. In any case in which this
Section 12 shall require that an adjustment in the Exercise Rate be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Rate, and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 14; PROVIDED, HOWEVER, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

         (n) FORM OF WARRANT. Irrespective of any adjustments in the Exercise Rate or in the kind of shares purchasable upon the exercise of Warrants, any Warrant theretofore or thereafter issued may continue to express the same price and kind of shares as are stated in the Warrant initially issuable pursuant to this Agreement.

         (o) NO ADJUSTMENT FOR DIVIDENDS. Except as provided in this Section 12, no adjustment in respect of any dividends or other payments or distributions made to holders of Securities shall be made during the term of a Warrant or upon exercise of a Warrant.

         (p) RIGHT TO DELIVER CASH IN LIEU OF WARRANT SHARES ON EXERCISE OF WARRANTS. Notwithstanding any other provision in this Agreement, the Company shall have the right, in lieu of delivering the number of Warrant Shares otherwise required to be delivered by Section 7 hereof, to elect to deliver to a holder exercising a Warrant cash in the amount equal to the number of shares otherwise deliverable multiplied by the sum of (i) the amount equal to the difference between the Closing Price of the Common Stock (as defined in Paragraph (f) of Section 12) on the last trading day immediately preceding the day of surrender of the Warrant and the Exercise Price, and (ii) the amount equal to the increase, if any, in the Closing Price of the Common Stock (as defined in Paragraph (f) of

Section 12) on the last trading day immediately preceding the day the Company exercises its rights under this Section 12(p) and the Closing Price of the Common Stock (as defined in Paragraph (f) of Section 12) on the last trading day immediately preceding the day of surrender of the Warrant. The Company shall also refund any cash or checks that were tendered in payment of the Exercise Price. The Company shall not have the right to elect to deliver cash in lieu of less than all of the Warrant Shares otherwise deliverable. If the Company elects to exercise its rights hereunder, it shall so notify the holders of tendered Warrants by the close by business of the next business day following receipt of the Exercise Notice referred to in Section 7. Two business days thereafter the Company will settle on the tender of the Warrants by delivery of cash by wire transfer in immediately available funds. The failure of the Company to so notify such holders shall result in the Company's forfeiture of its rights under this
Section 12(p).

         (q) CALL OF WARRANTS BY THE COMPANY. (i) At any time after the date hereof (including upon delivery of an Exercise Notice under Section 7), the Company shall have the right (the "CALL RIGHT") to call and repurchase from the registered Warrant holders all (but not less than all) Warrants representing Warrant Shares at the price to such holders of $15.00 per underlying Warrant Share (the "CALL PRICE") regardless of the Closing Price of the Common Stock on the date of the Call Notice or Call Date (as such terms are hereinafter defined). If the Company exercises the Call Right pursuant to this Section 12(q), Warrant holders shall not be obligated to pay the Exercise Price in order to receive the Call Price, and to the extent that Warrant holders have tendered the Exercise Price to the Company prior to the Company exercising its Call Right, the Company shall promptly upon the exercise of the Call Right, and in no event later than the Call Date (as hereinafter defined), remit to such Warrant holders the Exercise Price so tendered to the Company in addition to paying such Warrant holders the Call Price. Under no circumstances shall the Company have any right to exercise the Call Right described in this Section 12(q) for less than all Warrants representing Warrant Shares. Notice of the exercise of the Call Right pursuant to this Section 12(q) (a "CALL NOTICE") shall be given in the manner provided for in Section 15 and Section 17 except as otherwise modified hereby. Such notice, specifying the date on which registered holders are to deliver the Warrants in exchange for payment therefor (the "CALL DATE"), will be delivered to the registered holders of the Warrants to be repurchased not more than 10 business days nor less than three business days prior to the Call Date; PROVIDED, HOWEVER, that if the Company determines to exercise its Call Right upon receipt of notice from Warrant holders of their proposed exercise of the Warrants pursuant to and as contemplated by Section 7 hereof, the Company shall deliver the Call Notice by facsimile transmission and make subsequent verbal confirmation of receipt thereof by the close of business of the next business day following receipt by the Company of the Warrant holders' notice to exercise the Warrants, and in such event, the Call Date shall be no later than two business days after the delivery of the Call Notice. On the Call Date, the Warrant holders will deliver the Warrants to the Company in exchange for the delivery by the Company of the payment therefor in cash by wire transfer of immediately available funds to an account specified by the Warrant holders to the Company prior to the Call Date. Any Call Notice provided pursuant to the terms of this
Section 12(q) to a Warrant holder shall constitute an irrevocable commitment of the Company to purchase all the Warrants representing Warrant Shares in accordance herewith. Upon receipt of the Call Notice by the registered holders of the Warrants, such holders shall be precluded from exercising the Warrants as contemplated by this Agreement unless the Company fails to perform its obligations specified in this Section 12(q). If the Exercise Rate is adjusted in accordance with Section 12, then the Call Price and number of Warrants subject to call shall be increased or decreased, as the case may be, in accordance with the aforesaid adjustment.

         (ii) Notwithstanding the first sentence of Section 12(q)(i), in the event that, during the term of the Loan and prior to the time the Company exercises any right to call the Warrants as contemplated by Section 12(q)(i), the Company completes not less than $500 million of securitizations (based on the face value of offered securities) of Pledged Assets (as such term is defined in the Credit Agreement), the aggregate purchase price to be paid to Lehman and the holders of any Warrants upon the exercise of the Company's right to call the Warrants representing Warrant Shares as contemplated by Section 12(q)(i) shall be reduced by $5 million.

         SECTION 13. NO DILUTION OR IMPAIRMENT; CAPITAL AND OWNERSHIP STRUCTURE. If any event shall occur as to which the provisions of Section 12 are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such Section, then, in each such case, the Company shall appoint, at its own expense, an investment banking firm of recognized national standing that does not have a direct or material indirect financial interest in the Company or any of its subsidiaries, who has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, officers, employees, affiliates or shareholders are) a promoter, director or officer of the Company or any of its subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 12, necessary to preserve, without dilution, the purchase rights, represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of the Warrant and shall make the adjustments described therein. The Company will not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of Warrants from time to time outstanding, and (b) will not take any action which results in any adjustment of the Exercise Rate if the total number of Warrant Shares issuable after the action upon the exercise of the Warrant would exceed the total number of shares of Common Stock then authorized by the

Company's articles of incorporation and available for the purposes of issue upon such exercise. A consolidation, merger, reorganization or transfer of assets involving the Company covered by Section 12(l) shall not be prohibited by or require any adjustment under this Section 13.

         SECTION 14. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If any fraction of a Warrant Share would, except for the provisions of this Section 14, be issuable on the exercise of any Warrants (or specified portion thereof), the number of Warrant Shares which shall be so issued shall be rounded (a) to the last previous whole number if the fraction is less than 0.5 of a Warrant Share, or
(b) to the next higher whole number if the fraction is greater than or equal to
0.5 of a Warrant Share, and if the holder shall have paid the amount due upon such exercise with respect to such fractional share, then the Company shall return to such holder the amount so paid with respect to such fractional Warrant Share.

         SECTION 15. NOTICES TO THE WARRANT HOLDER. (a) Upon any adjustment of the Exercise Rate pursuant to Section 12, the Company shall promptly thereafter cause to be delivered, by first-class mail, postage prepaid, to the registered holder of the Warrant Certificate at his address appearing on the Warrant register a certificate of an Officer of the Company setting forth the Exercise Rate after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Rate, upon exercise of the Warrant and payment of the Exercise Price. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 15.

         (b) In the event: (i) the Company shall declare any dividend payable in cash or in any securities upon its shares of Common Stock (other than regular quarterly dividends) or make any distributions to the holders of its shares of Common Stock, (ii) the Company shall authorize the issuance to all holders of shares of its Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock, or securities convertible into or exchangeable for shares of Common Stock, or of any other subscription rights or warrants,
(iii) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 12 hereof), (iv) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrant (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock, (v) the voluntary or involuntary dissolution, liquidation or winding up of the Company is proposed (other than in competing with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety); or (vi) the Company proposes to take any action which would require an adjustment of the Exercise Rate pursuant to
Section 12,

then the Company shall cause to be given to the registered holder of the Warrant Certificate at its address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (i), (ii) or (iii) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (w) the date as of which any such subdivision, combination or reclassification is to be made, or (x) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividends, rights, options, warrants or distribution are to be determined, or
(y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 15 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

         SECTION 16. NO RIGHTS AS STOCKHOLDER. Nothing contained in this Agreement or in the Warrant Certificate shall be construed as conferring upon the holder hereof or thereof the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company.

         SECTION 17. NOTICES TO THE COMPANY. Any notice or demand authorized or permitted by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on the Company shall be in writing and shall be sufficiently given or made when and if delivered in person or by telecopy or mailed by registered or certified mail, postage prepaid and return receipt requested, or if sent by an overnight delivery service (which provides for evidence of receipt) (until another address is provided in writing to the Warrant holder by the Company), to the following address:

         Green Tree Financial Corporation
         1100 Landmark Towers
         345 St. Peter Street
         St. Paul, Minnesota  55102
         Attention: President
         Telephone: (612) 293-3400
         Facsimile: (612) 293-5625

         Any notice pursuant to this Agreement to be given by the Company to the registered holder(s) of any Warrant Certificate shall be in writing and shall be sufficiently given when and if delivered in person or by telecopy or mailed by registered or certified mail, postage prepaid and return receipt requested, or if sent by an overnight delivery service (which provides for evidence of receipt) (until another address is provided by such holder in writing to the Company) to such holder at the address appearing on the Warrant register of the Company. Each such notice or other communication provided hereunder shall be effective (a) if given by telecopy, on the business day (or the next succeeding business day if the date of delivery is not a business day) when such telecopy is transmitted to the telecopy number specified and the appropriate answer back or confirmation is received, and (b) if given by any other means, on the business day (or the next succeeding business day if the date of delivery is not a business day) when delivered at the address specified.

         SECTION 18. SUCCESSORS AND ASSIGNS. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

         SECTION 19. TERMINATION. This Agreement shall terminate immediately after the Expiration Date. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if the Warrant has been exercised.

         SECTION 20. NEW YORK LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT AND EACH WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 21. BENEFITS OF AGREEMENT. Nothing in this Agreement shall be construed to give to any person or entity other than the Company and the registered holder of the Warrant Certificate any legal or equitable right, remedy or claim under this Agreement, but this Agreement shall be for the sole and exclusive benefit of the Company and the registered holder of the Warrant Certificate.

         SECTION 22. INVESTMENT REPRESENTATION. Lehman is acquiring the Warrants to be issued to Lehman by the Company, and Lehman, upon exercise of the Warrants, will acquire the shares of Common Stock, issuable upon exercise, all for its own account with no intention of distributing or reselling the Warrants or Warrant Shares in any transaction that would be a violation of the securities laws of the United States of America or any state, without prejudice to the holder's rights at all times to sell or otherwise dispose of all or part of such Warrants under a Registration under the Act or an exemption available thereto. Lehman is aware that neither the Warrants nor the shares of Common Stock issuable thereunder are registered under the Act or any state or other jurisdiction's securities laws, and that Lehman must hold indefinitely the Warrants and the Common Stock unless subsequently registered or an exemption from registration is available. Lehman understands and agrees that the Warrants will bear the restrictive legend set forth on the Warrant Certificate and that the Warrant Shares will bear the legend set forth in Section 4 of this Agreement. Lehman represents and warrants that it is an "accredited investor" as that terms is defined in Rule 501 of Regulation D promulgated under the Act.

         SECTION 23. MERGER OR CONSOLIDATION OF THE COMPANY. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its assets or property to, any other person or party unless the successor or purchasing party, as the case may be (if not the Company), shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company and the board of directors (or other comparable body) of such surviving entity shall have taken such action as is equitable and appropriate to substitute new warrants for the Warrants issued pursuant to this Agreement, or assumed this Agreement, in order to make the new warrants, as nearly as may be practicable, equivalent to the Warrants.

         SECTION 24. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 25. AMENDMENTS. This Agreement may only be amended by a written instrument executed by the parties hereto.

         SECTION 26. CAPTIONS. The captions of the Sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

         SECTION 27. INSPECTION OF WARRANT AGREEMENT. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its Office.

         SECTION 28. IDENTITY OF TRANSFER AGENT. Forthwith upon the appointment of any subsequent transfer agent for the Warrant Shares, or any other securities issuable upon the exercise of the Warrants, the Company will send to each holder a statement setting forth the name and address of such subsequent transfer agent.


                           [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Warrant Agreement to be duly executed, as of the day and year first above written.

                                        GREEN TREE FINANCIAL CORPORATION


                                        By:
                                           ------------------------------
                                            Name:
                                            Title:


                                        LEHMAN COMMERCIAL PAPER INC.


                                        By:
                                           ------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT A


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         EXERCISABLE ON OR BEFORE THE LATER OF (I) FEBRUARY 13, 2000, OR (II) 90 DAYS AFTER THE DATE THAT ALL AMOUNTS DUE AND OWING
UNDER THE LOAN (AS HEREINAFTER DEFINED) HAVE BEEN PAID TO
LEHMAN COMMERCIAL PAPER INC. AND THE LOAN HAS BEEN
TERMINATED.

NO. 1                                                            2,735,688
                                                          SHARES OF COMMON STOCK


                        GREEN TREE FINANCIAL CORPORATION

                               WARRANT CERTIFICATE


         This Warrant Certificate certifies that LEHMAN COMMERCIAL PAPER INC., a New York corporation ("LEHMAN"), or registered assigns, is the registered holder of Warrants (the "WARRANTS") expiring the later of (i) 5:00 p.m. New York City time, on February 13, 2000, or (ii) 5:00 p.m. New York City time, on the date that is 90 days after the date all amounts due and owing under the Loan (as such term is defined in the Warrant Agreement (as hereinafter defined)) have been paid to Lehman and the Loan has been terminated (in either event, the "EXPIRATION DATE"), to purchase Common Stock, par value $0.01 per share (the "COMMON STOCK"), of Green Tree Financial Corporation, a Delaware corporation (the "COMPANY"). This Warrant entitles the holder upon exercise to acquire from the Company, shares of common stock of the Company (the "WARRANT SHARES") equal to the number of shares of Common Stock shown above, at an exercise price of equal to $22.75 per Warrant Share (the "EXERCISE PRICE") payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Company designated for such purpose, but only subject to the conditions set forth herein and in that certain Common Stock Warrant Agreement, between the Company and Lehman, dated February 13, 1998 (the "WARRANT AGREEMENT") referred to in this Certificate.

The number of Warrant Shares issuable upon exercise of the Warrant are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

         No Warrant may be exercised after the Expiration Date and to the extent not exercised by such time such Warrant shall become void.

         Reference is hereby made to the further provisions of this Warrant Certificate set forth herein and in the Warrant Agreement and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

           THIS WARRANT CERTIFICATE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK,
               WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


                            [Signature Page Follows]

IN WITNESS WHEREOF, Green Tree Financial Corporation has caused this Warrant Certificate to be executed by a duly authorized officer.

Dated:  February 13, 1998
                                            GREEN TREE FINANCIAL CORPORATION


                                            By:
                                               --------------------------
                                                Name:
                                                Title:

         The Warrant evidenced by this Warrant Certificate is duly authorized, entitles the holder on exercise to acquire shares of Common Stock, par value $0.01 per share (the "COMMON STOCK"), of Green Tree Financial Corporation (the "COMPANY"), and is issued pursuant to that certain Common Stock Warrant Agreement, dated as of February 13, 1998 (the "WARRANT AGREEMENT"), between the Company and Lehman Commercial Paper Inc. ("LEHMAN"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holder (the word holder means the registered holder) of the Warrant. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

         The holder of the Warrant evidenced by this Warrant Certificate may exercise the Warrant by surrendering this Warrant Certificate, with the form of election to purchase set forth herein properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company designated for such purpose. In the event that upon any exercise of the Warrant evidenced hereby, the number of Warrant Shares shall be less than the total number of Warrant Shares evidenced hereby, there shall be issued to the holder hereof or his, her or its assignee a new Warrant Certificate evidencing the portion of the Warrant not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that upon the occurrence of certain events the number of shares of Common Stock issuable upon the exercise of the Warrant (the "EXERCISE RATE") may, subject to certain conditions, be adjusted. If the Exercise Rate is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of the Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of the Warrant.

         The holder of the Warrant is entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Such registration rights are set forth in full in an Registration Rights Agreement, dated as of February 13, 1998, among the Company and Lehman. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

         The Warrant Certificate, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate of like tenor evidencing the Warrant.

         Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company, a new Warrant Certificate of like tenor evidencing the Warrant shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company may deem and treat the registered holder thereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrant nor this Warrant Certificate entitles the holder hereof to any rights of a shareholder of the Company.



                     ---------------------------------------

                          FORM OF ELECTION TO PURCHASE

                    (To Be Executed Upon Exercise Of Warrant)



To Green Tree Financial Corporation:



         The undersigned hereby irrevocably elects to exercise the right of purchase, represented by the within Warrant Certificate for, and to purchase thereunder ____________ shares of Common Stock as provided therein, and herewith tenders payment for such shares to the order of GREEN TREE FINANCIAL CORPORATION in the amount of $.01 per share in accordance with the terms hereof and the terms of that certain Common Stock Warrant Agreement.

         The undersigned requests that a certificate or certificates for such shares be registered in the name of _____________________ , whose address is __________________________________________ and that such shares be delivered along with any cash in lieu of any fractional shares to ______________________ whose address is _______________________________ . If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares (less any fraction of a share paid in cash) be registered in the name of ______________________ whose address is ________________________________ and that such shares be delivered to
______________________ whose address is _______________________________ .



                           Signature:____________________________

                                       Signature of Registered Holder

                                       NOTE:  The above signature should
                                       correspond exactly with the name on the
                                       face of this Warrant Certificate.



Date:_________



                           Signature Guaranteed:_________________________

                               FORM OF ASSIGNMENT

          (To Be Executed Only Upon Assignment of Warrant Certificate)



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (Name and Address of assignee must be printed or typewritten) the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.



Date:______________



                           Signature:_________________________

                                     Signature of Registered Holder

                                     NOTE:  The above signature should
                                     correspond exactly with the name on the
                                     face of this Warrant Certificate.

                                                                  EXECUTION COPY

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         EXERCISABLE ON OR BEFORE THE LATER OF (I) FEBRUARY 13, 2000, OR (II) 90 DAYS AFTER THE DATE THAT ALL AMOUNTS DUE AND OWING UNDER THE LOAN (AS HEREINAFTER DEFINED) HAVE BEEN PAID TO LEHMAN COMMERCIAL PAPER INC. AND THE LOAN HAS BEEN TERMINATED.



NO. 1                                                          2,735,688

                                                         SHARES OF COMMON STOCK



                        GREEN TREE FINANCIAL CORPORATION



                               WARRANT CERTIFICATE





         This Warrant Certificate certifies that LEHMAN COMMERCIAL PAPER INC., a New York corporation ("LEHMAN"), or registered assigns, is the registered holder of Warrants (the "WARRANTS") expiring the later of (i) 5:00 p.m. New York City time, on February 13, 2000, or (ii) 5:00 p.m. New York City time, on the date that is 90 days after the date all amounts due and owing under the Loan (as such term is defined in the Warrant Agreement (as hereinafter defined)) have been paid to Lehman and the Loan has been terminated (in either event, the "EXPIRATION DATE"), to purchase Common Stock, par value $0.01 per share (the "COMMON STOCK"), of Green Tree Financial Corporation, a Delaware corporation (the "COMPANY"). This Warrant entitles the holder upon exercise to acquire from the Company, shares of common stock of the Company (the "WARRANT SHARES") equal to the number of shares of Common Stock shown above, at an exercise price of equal to $22.75 per Warrant Share (the "EXERCISE PRICE") payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Company designated for such purpose, but only subject to the conditions set forth herein and in that certain Common Stock Warrant Agreement, between the Company and Lehman, dated February 13, 1998 (the "WARRANT AGREEMENT") referred to in this Certificate. The number of Warrant Shares issuable upon exercise of the Warrant are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

         No Warrant may be exercised after the Expiration Date and to the extent not exercised by such time such Warrant shall become void.

         Reference is hereby made to the further provisions of this Warrant Certificate set forth herein and in the Warrant Agreement and such further provisions shall for all purposes have the same effect as though fully set forth at this place.



           THIS WARRANT CERTIFICATE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK,
               WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.





                            [Signature Page Follows]

         IN WITNESS WHEREOF, Green Tree Financial Corporation has caused this Warrant Certificate to be executed by a duly authorized officer.



Dated:  February 13, 1998

                                            GREEN TREE FINANCIAL CORPORATION


                                            By:
                                               --------------------------
                                                Name:
                                                Title:

         The Warrant evidenced by this Warrant Certificate is duly authorized, entitles the holder on exercise to acquire shares of Common Stock, par value $0.01 per share (the "COMMON STOCK"), of Green Tree Financial Corporation (the "COMPANY"), and is issued pursuant to that certain Common Stock Warrant Agreement, dated as of February 13, 1998 (the "WARRANT AGREEMENT"), between the Company and Lehman Commercial Paper Inc. ("LEHMAN"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holder (the word holder means the registered holder) of the Warrant. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

         The holder of the Warrant evidenced by this Warrant Certificate may exercise the Warrant by surrendering this Warrant Certificate, with the form of election to purchase set forth herein properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company designated for such purpose. In the event that upon any exercise of the Warrant evidenced hereby, the number of Warrant Shares shall be less than the total number of Warrant Shares evidenced hereby, there shall be issued to the holder hereof or his, her or its assignee a new Warrant Certificate evidencing the portion of the Warrant not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that upon the occurrence of certain events the number of shares of Common Stock issuable upon the exercise of the Warrant (the "EXERCISE RATE") may, subject to certain conditions, be adjusted. If the Exercise Rate is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of the Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of the Warrant.

         The holder of the Warrant is entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Such registration rights are set forth in full in an Registration Rights Agreement, dated as of February 13, 1998, among the Company and Lehman. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

         The Warrant Certificate, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate of like tenor evidencing the Warrant.

         Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company, a new Warrant Certificate of like tenor evidencing the Warrant shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company may deem and treat the registered holder thereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrant nor this Warrant Certificate entitles the holder hereof to any rights of a shareholder of the Company.



                     ---------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Warrant Agreement to be duly executed, as of the day and year first above written.



                           GREEN TREE FINANCIAL CORPORATION







                           By: /S/  EDWARD L. FINN
                              -------------------------------------------
                              Name: Edward L. Finn
                              Title: Executive Vice President  and
                                     Chief Financial Officer





                           LEHMAN COMMERCIAL PAPER INC.



                           By: /S/  JONATHAN H. EPSTEIN
                              -------------------------------------------
                              Name: Jonathan H. Epstein
                              Title:  Senior Vice President